UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009 (September 18, 2009)

SPONGETECH DELIVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-100925	54-2077231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 33rd Street, Suite 518
New York, New York 10001
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 695-7850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2009, Spongetech Delivery Systems, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware two Certificates of Correction to the Company’s previously filed Certificates of Amendment to Certificate of Incorporation (the “Certificates of Correction”).  The Certificates of Correction were filed to cancel the Company’s previously announced 1-for-100 reverse stock split and simultaneous reduction in authorized capital.

Following the filing of the Certificates of Correction, on September 21, 2009, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”) which increases the aggregate number of authorized shares of the Company’s capital stock to 3,068,000,000 shares, consisting of 3,000,000,000 shares of common stock, 28,000,000 shares of Class B stock, and 40,000,000 shares of preferred stock.

The foregoing description of the Certificates of Correction and Amendment is qualified in its entirety by reference to the full text of the Certificates of Correction and Amendment, which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, hereto, are incorporated by reference herein.

On September 22, 2009, the Company issued a press release announcing the postponement of the reverse stock split until the Company files its Annual Report on Form 10-K for the year ended May 31, 2009.  A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission (the “SEC”), is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.01.     Regulation FD Disclosure

On September 22, 2009, the Company’s CEO and COO issued a letter to the Company’s shareholders in press release form to provide updates on the Company’s progress and growth plans. A copy of the letter, which the Company is furnishing to the SEC is attached as Exhibit 99.2 and incorporated by reference herein.

Item 8.01.    Other Events

On September 18, 2009, the Company received a formal order of investigation issued by the SEC regarding possible securities laws violations by the Company and/or other persons. At this time, it is not possible to predict the outcome of the investigation nor is it possible to assess its impact on the Company. The Company and its officers and directors have received subpoenas requesting the delivery of certain documents. The Company has been cooperating fully, and intends to continue to cooperate fully, with the SEC with respect to its investigation.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation of the Company.
3.2	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation of the Company.
3.3	Certificate of Amendment to Certificate of Incorporation of the Company.
99.1	Press Release, dated September 22, 2009.
99.2	Letter to Shareholders, dated September 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spongetech Delivery Systems, Inc.

Date: September 25, 2009	By:	/s/ Steven Moskowitz
Steven Moskowitz
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation of the Company.
3.2	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation of the Company.
3.3	Certificate of Amendment to Certificate of Incorporation of the Company.
99.1	Press Release, dated September 22, 2009.
99.2	Letter to Shareholders, dated September 22, 2009.